UNITED STATES SECURITIES
                             AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
       (AS PERMITTED BY RULE 14A-6(E)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss.240.14a-12


                         INTERNATIONAL TRAVEL CD'S, INC.
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                (Name of Registrant as Specified in its Charter)



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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


         1) Title of each class of securities to which transaction applies:


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         2) Aggregate number of securities to which transaction applies:


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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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         4) Proposed maximum aggregate value of transaction:


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         5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1) Amount Previously Paid:


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         2) Form, Schedule or Registration Statement No.:


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         3) Filing Party:


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         4) Date Filed:


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


                         INTERNATIONAL TRAVEL CD'S, INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held On March 11, 2004

         You are hereby notified that a special meeting of stockholders of International Travel CD's, Inc. will be held on March 11, 2004, at 10:00 a.m. at the offices of Spector Gadon & Rosen, P.C., 1635 Market Street, 7th Floor, Philadelphia, Pennsylvania 19103, for the following purposes:

         1.  To  consider   and  approve  an   amendment   to  our  Articles  of
Incorporation to change our name to "Stellar Technologies, Inc.";

         2.  To  consider   and  approve  an   amendment   to  our  Articles  of
Incorporation to change the par value of our common stock and preferred stock from no par value per share to $.001 par value per share;

         3. To consider and approve an amendment to our Articles of Incorporation to explicitly set forth our right to indemnify our directors and hold our directors harmless from certain liabilities for actions taken on our behalf to the fullest extent permitted under the Colorado Business Corporation Act;

         4. To consider and approve a reverse stock split of all outstanding shares of our common stock at a ratio of four-for-one, resulting in stockholders receiving one share of common stock for every four shares of common stock that they currently own; and

         5. To consider and approve such other business matters as may properly come before the meeting or any adjournment or postponement thereof.

         Only holders of record of our common stock as of the close of business on February 2, 2004 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. If you do not plan to attend the meeting and vote your shares in person, please vote your shares by marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope.

         Any proxy may be revoked at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.



                                     By order of the Board of Directors,


                                     /s/ Richard A. Schmidt
                                     -----------------------------------
                                     Chairman


YOUR VOTE IS IMPORTANT. IN ORDER TO SECURE A QUORUM AND AVOID THE EXPENSE OF ADDITIONAL PROXY SOLICITATION, PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. YOUR COOPERATION IS GREATLY APPRECIATED.

                         INTERNATIONAL TRAVEL CD'S, INC.
                          5633 Strand Blvd., Suite 316
                              Naples, Florida 34110

                                 PROXY STATEMENT

                                  INTRODUCTION

         This Proxy Statement and the accompanying Proxy are being mailed on or about February 24, 2004 to all stockholders of record of International Travel CD's, Inc. at the close of business on February 2, 2004 (the "record date") in connection with the solicitation by our board of directors of proxies for a special meeting of stockholders to be held on March 11, 2004, at 10:00 a.m. at the offices of Spector Gadon & Rosen, P.C., 1635 Market Street, 7th Floor, Philadelphia, Pennsylvania 19103.

Solicitation of Proxies

         Proxies will be solicited by mail and we will pay all expenses of preparing and soliciting such proxies. We will reimburse brokers and other persons holding stock in their names or the names of nominees for their expenses incurred in the forwarding of proxy materials to the beneficial owners of such shares. Our directors, officers and employees may solicit proxies, but such persons will not be specifically compensated for such services.

         All shares of common stock represented by valid proxies that we receive prior to the date of or at the meeting will be counted for the purposes of determining the presence of a quorum for taking action on the proposals set forth below and will be voted on all matters presented at the meeting in accordance with the specific instructions of the person executing such proxy. In the absence of specified instructions, executed proxies will be voted "FOR" each of the proposals to amend our articles of incorporation and "FOR" the proposal to effect a reverse stock split of all of our outstanding shares of common stock. Unless otherwise indicated by the stockholder, the proxy will also confer discretionary authority to the person named in the enclosed proxy to vote the shares represented by the proxy on any other matter that is properly presented for action at the meeting.

Manner of Voting

         Stockholders may vote their proxies by mail. Stockholders who hold their shares through a bank or broker can also vote via the internet if this option is offered by the bank or broker. Any stockholder may revoke its proxy, whether such stockholder votes by mail or the internet, at any time before the meeting by written notice delivered to us at the address set forth above, Attn:
Secretary, by delivery of a subsequently dated proxy or by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

         All persons or entities that held shares of our common stock on the record date may attend the meeting. If your shares are held through a broker and you would like to vote at the meeting, you are required to bring an omnibus proxy (which can be obtained from your broker).

Quorum and Vote Required

         Our common stock is the only class of our securities entitled to vote. Only stockholders of record as of the close of business on the record date will be entitled to vote. Each share of common stock is entitled to one vote. The total number of shares of our common stock outstanding as of the record date was 97,000,004. A majority of the shares of our common stock outstanding as of the record date, or 48,500,003 shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each of the proposals will be approved if the number of votes cast in favor of each proposal exceeds the number of votes cast against each such proposal. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker-nonvotes will not be counted in the tabulation of votes and will have no effect on any of the proposals.

                                CHANGE IN CONTROL

         On January 15, 2004, we completed an acquisition of all of the issued and outstanding membership interests of Stellar Venture Partners, LLC, a Georgia limited liability company ("Stellar"), in exchange for 72,000,004 shares of our common stock (the "Merger"). The Merger was completed pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated December 16, 2003, among us, International Travel CD's Acquisition Corp., a Delaware corporation and our wholly-owned subsidiary, Stellar, and MAS Services Inc., a principal membership interest holder of Stellar. Upon the consummation of the Merger, Stellar became our wholly-owned subsidiary and the holders of the membership interests of Stellar immediately prior to the consummation of the Merger received shares of our common stock representing, on a fully diluted basis, approximately seventy-five percent (75%) of our outstanding shares.

                   AMENDMENTS TO OUR ARTICLES OF INCORPORATION

         Proposals 1, 2 and 3 relate to amendments to our articles of incorporation (as amended to date, our "Articles of Incorporation"). If approved by our stockholders, the amendments to our Articles of Incorporation will become effective upon the filing of Articles of Amendment to Articles of Incorporation with the Secretary of State of the State of Colorado. Our board of directors intends to file the Articles of Amendment to Articles of Incorporation as soon as practicable once stockholder approval is obtained. The full text of the proposed Amended and Restated Articles of Incorporation is set forth in Appendix A to this Proxy Statement. The text of the Amended and Restated Articles of Incorporation is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Colorado and as our board of directors deems necessary and advisable to effect the amendments.

         Under the Colorado Business Corporation Act, our stockholders are not entitled to dissent and obtain payment of the fair value of their shares in connection with any of the proposed amendments to our Articles of Incorporation.

                                 PROPOSAL NO. 1

          AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME

         On January 29, 2004, our Board of Directors unanimously executed a written consent authorizing and recommending that our stockholders approve a proposal to amend our Articles of Incorporation to change our name from "International Travel CD's, Inc." to "Stellar Technologies, Inc."

         On January 15, 2004, we completed the Merger. As a result, we will be engaging in business activities unrelated to those that we engaged in immediately prior to the Merger. Our board of directors believes that the new name, "Stellar Technologies, Inc.," will more accurately reflect our current business activities as a result of the recent acquisition of Stellar Venture Partners, LLC.

Required Vote

         This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO CHANGE OUR NAME.

                                 PROPOSAL NO. 2

                  AMENDMENT OF OUR ARTICLES OF INCORPORATION TO
             CHANGE THE PAR VALUE OF OUR COMMON AND PREFERRED STOCK

         On January 29, 2004, our board of directors unanimously executed a written consent authorizing and recommending that our stockholders approve a proposal to amend our Articles of Incorporation to change the par value of our shares of common stock and preferred stock authorized for issuance from no par value per share to $.001 par value per share.

         Our shares of common stock and preferred stock were authorized and issued at no par value per share. As a result of the Merger, we will be engaging in business activities unrelated to those that we engaged in immediately prior to the Merger. These activities may include acquisitions of other businesses or assets. Our board of directors believes that providing a par value of $.001 per share to the shares of our common stock and preferred stock may facilitate such transactions by providing a stated capital value to our shares for accounting purposes.

         If the change in par value of our common stock and preferred stock is approved by our stockholders, the stated capital attributable to our outstanding common stock on our balance sheet will be increased to reflect the new par value of such shares, and the additional paid-in capital account will be reduced by the amount by which the stated capital is increased. The per-share net income or loss and net book value of our common stock will remain unchanged.

Required Vote

         This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE PROPOSAL TO AMEND
OUR ARTICLES OF INCORPORATION TO CHANGE THE PAR VALUE OF OUR COMMON AND PREFERRED STOCK.

                                 PROPOSAL NO. 3

        AMENDMENT OF OUR ARTICLES OF INCORPORATION TO EXPLICITLY PROVIDE
                      FOR INDEMNIFICATION OF OUR DIRECTORS

         On January 29, 2004, our board of directors unanimously executed a written consent authorizing and recommending that our stockholders approve a proposal to amend our Articles of Incorporation to explicitly set forth our right to indemnify our directors and hold our directors harmless from certain liabilities for actions taken on our behalf to the fullest extent permitted under the Colorado Business Corporation Act.

         Under the Colorado Business Corporation Act, a corporation may, in certain circumstances, indemnify its directors, executive officers and persons occupying similar positions made a party to a proceeding because of such person's status as a director, executive officer or agent of the corporation against liability incurred in the proceeding. Although the Colorado Business Corporation Act provides us with this right, our Articles of Incorporation do not include a provision to so indemnify our directors and hold our directors harmless from such liabilities. Our board of directors believes that the addition of such a provision to our Articles of Incorporation will assist us in attracting qualified candidates for available positions to serve on our board of directors in the future.

Required Vote

         This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR ARTICLES OF INCORPORATION TO EXPLICITLY PROVIDE FOR THE INDEMNIFICATION OF OUR DIRECTORS.

                                 PROPOSAL NO. 4

              FOUR-FOR-ONE REVERSE STOCK SPLIT OF OUR COMMON STOCK

         On January 29, 2004, our board of directors unanimously executed a written consent authorizing and recommending that our stockholders approve a proposal to effect a four-for-one reverse stock split of all of our outstanding shares of common stock.

Reasons for the Proposed Reverse Stock Split

         One reason for implementing the reverse split of our common stock is to attempt to increase the per share market price of our common stock. Our board of directors believes that the current low price of our common stock has and will continue to have a negative effect on the marketability of our issued and outstanding shares, the amount and percentage of transaction costs paid by individual stockholders and our ability to raise capital by issuing additional shares. Our board of directors believes there are several reasons for these effects. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if our share price were substantially higher. This factor is also believed to limit the willingness of institutional investors to purchase our common stock.

         Our board of directors anticipates that the reverse split will result in an increased per share bid price for our common stock which could be high enough to overcome the reluctance, policies and practices of brokers and investors referred to above, and to diminish the adverse impact of trading commissions on the market for our shares. Our board of directors also believes that the decrease in the number of shares of our common stock outstanding as a consequence of the reverse split and the anticipated increase in the price of our common stock could encourage interest in our common stock and promote greater liquidity for our stockholders.

         There can be no assurance that if the reverse split is implemented the foregoing events will occur or the market price of our common stock immediately after the reverse split will be maintained for any period of time. There can also be no assurance that the market price of our common stock after the reverse split will adjust to reflect the conversion ratio. For example, if the market price for a share of our common stock is $.60 before the reverse split and the ratio is one (1) share for every four (4) shares, as proposed herein, there can be no assurance that the market price for such share immediately after the reverse split will be $2.40 (4 x $.60), or that the market price following the reverse split will either exceed or remain in excess of the then current market price.

         A second reason for implementing the reverse split of our common stock is to provide us with additional authorized and unissued shares of common stock that we may use to raise additional capital through issuances of such shares or securities convertible into such shares. We intend to use the net proceeds of any such issuances for general working capital or other corporate purposes, which may include acquisitions of additional technologies, businesses or companies as the board of directors may determine are in our the best interest. There can be no assurance that there will be a market for any of the additional shares of common stock that will be available for issuance in the event we decide to issue such shares, or that the issuance of such shares will provide us with sufficient working capital to fund our future business plans.

Principal Effects of the Proposed Reverse Stock Split

         If the proposed reverse stock split is approved at the meeting: (i) each outstanding share of our common stock will be immediately and automatically changed on the effective date into a proportionate number of shares of our common stock; and (ii) the number of shares of our common stock subject to outstanding options and warrants issued by us will be reduced proportionately and the respective exercise or conversion prices of such options and warrants will be increased proportionately.

         The proposed reverse split will not alter the relative rights and preferences of existing stockholders. The number of shares of common stock authorized for issuance will remain unchanged. The reverse split will, however, effectively increase the number of shares of common stock available for future issuances by our board of directors from 2,999,996 shares to 75,749,999 shares. We do not expect to seek authorization from our stockholders to issue any additional shares of common stock prior to any such issuance, unless we are otherwise required by law to obtain such approval from our stockholders prior to engaging in the transaction necessitating the issuance of such shares. Our stockholders do not have any preemptive or similar rights to acquire any of our authorized but unissued shares of common stock. We have never issued dividends on our shares of common stock and, as a result, there are currently no arrears in dividends that will be affected by the reverse split.

         If the reverse split is approved at the meeting, some stockholders may consequently own less than one hundred (100) shares of our common stock. A purchase or sale of less than one hundred (100) shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. As a result, those stockholders who own less than one hundred shares following implementation of a reverse split may be required to pay higher transaction costs should they subsequently determine to sell their shares of common stock.

No Fractional Shares

         No fractional shares of our common stock will be issued in connection with the reverse stock split. Holders of our common stock who would otherwise have been entitled to receive a fractional share of common stock pursuant to the reverse split will receive a whole share of common stock in lieu of receiving such fractional share.

Procedure for Effecting the Reverse Stock Split

         If the reverse stock split is approved at the meeting, the effective date for the determination of shares subject to the reverse split shall be March 11, 2004. Beginning on the effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

Potential Anti-Takeover Effect

         The increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of common stock could dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other acquisition of us. The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend to our board of directors and stockholders a series of amendments to our Articles of Incorporation. Other than the proposal for the reverse stock split, our board of directors does not currently contemplate recommending the adoption of any other amendments to our Articles of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our company.

No Appraisal Rights

         Under the Colorado Business Corporation Act, our stockholders are not entitled to dissent and obtain payment of the fair value of their shares as a result of the reverse stock split.

Accounting Matters

         Our shares of common stock were authorized and issued at no par value per share. The reverse stock split will not affect the par value of our common stock. As a result, the stated capital and additional paid-in capital attributable to our common stock on our balance sheet will not change as a result of the reverse split. The per-share net income or loss and net book value of our common stock will also remain unchanged. As described in Proposal 2 above, however, we are proposing to change the par value of our common stock and preferred stock from no par value per share to $.001 par value per share, which will result in changes to the stated capital and additional paid-in capital attributable to our common stock on our balance sheet.

Federal Income Tax Consequences of the Reverse Stock Split

         The following is a summary of certain material United States federal income tax consequences of the reverse stock split. The summary does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information purposes only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: (i) a citizen or resident of the United States; (ii) a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; (iii) an estate the income of which is subject to federal income tax regardless of its source; or (iv) a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

         No gain or loss should be recognized by a stockholder upon such stockholder's exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split will be the same as the stockholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder's holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split. The gain or loss will constitute a capital gain or loss and will constitute long-term capital gain or loss if the holder's holding period is greater than one year as of the effective date.

         We will not recognize any gain or loss as a result of the reverse split.

         Our view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO HIM, HER OR IT.

Required Vote

         This proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO EFFECT A FOUR-FOR-ONE REVERSE STOCK SPLIT OF OUR COMMON STOCK.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

         The following table sets forth, as of February 2, 2004, information with respect to the securities holdings of all persons which we, pursuant to filings with the Securities and Exchange Commission ("SEC") and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than five percent (5%) of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all officers and directors, individually and as a group. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all common stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below, and has an address of 5633 Strand Boulevard, Suite 316, Naples, Florida 34110.


                                                      Amount and Nature
                                                        of Beneficial             Percentage
Name and Address of Beneficial Owner                    Ownership (1)            of Class (1)
------------------------------------                    -------------            ------------
MAS Services, Inc.                                      14,400,000                   14.9%

Richard A. Schmidt                                      14,400,000 (2)               14.9%

Gerald T. Harrington                                     9,450,000                    9.7%
209 Blackberry Hill Drive
Wakefield, Rhode Island 02979


-----------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of an individual and any other relative who resides in the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or which each person has the right to acquire within sixty (60) days through the exercise of options or otherwise. Beneficial ownership may be disclaimed as to certain of the securities. This table has been prepared based on 97,000,004 shares of our common stock outstanding as of February 2, 2004.

(2) Represents shares held of record by MAS Services, Inc., for which Mr. Schmidt has sole voting and investment power.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and form of proxy for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. We did not hold an annual meeting in 2003. In order for a proposal by one of our stockholders to be included in our proxy statement and form of proxy for our next annual meeting, the proposal must be received by us within a reasonable time before we begin printing and mailing our proxy statement and form of proxy relating to such meeting, and must comply with the requirements of Rule 14a-8. All stockholder proposals should be sent to:
International Travel CD's, Inc., 5633 Strand Boulevard, Suite 316, Naples, Florida 34110.

                                  OTHER MATTERS

         As of the date of this proxy statement, our board of directors knows of no matter not specifically referred to above as to which any action is expected to be taken at the meeting. The person named in the enclosed proxy, or his substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in his best judgment, in regard to such other matters and the transaction of such other business as may properly be brought at the meeting.


                                           BY THE BOARD OF DIRECTORS

                                           Richard A. Schmidt
                                           Chairman and Chief Executive Officer


Dated:  February 20, 2004

                                                                      Appendix A


                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                         INTERNATIONAL TRAVEL CD'S, INC.

                                       I.

         The name of the Corporation is:

                           Stellar Technologies, Inc.

                                       II.

         The total number of shares of authorized capital stock of the corporation that the corporation shall have the authority to issue is One Hundred Ten Million (110,000,000), of which One Hundred Million (100,000,000) shares having $.001 par value per share shall be designated as Common Stock and Ten Million (10,000,000) shares having $.001 par value per share shall be designated as Preferred Stock.

         COMMON STOCK

         The shares of Common Stock shall be alike and equal in all respects and shall have one vote for each share. After any requirements with respect to preferential dividends, if any, on the Preferred Stock have been met, then, and not otherwise, dividends payable in cash or in any other medium may be declared by the Board of Directors and paid on the shares of Common Stock. The shares of Common Stock shall have equal ratable rights to dividends on funds legally available therefore, when, as and if declared by the Corporation's Board of Directors; and are entitled to share ratably in all of the Corporation's assets available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Corporation. The shares of Common Stock do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions. The shares of Common Stock are entitled to one non-cumulative vote per share on all matters which stockholders may vote on at all meetings of stockholders. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to number of shares of Common Stock held by them respectively.

         PREFERRED STOCK

         The designations, powers, preferences, rights, qualifications, limitations and restrictions of the Preferred Stock shall be determined by the Board of Directors by a resolution or resolutions providing for the issuance of Preferred Stock duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors) and such resolution shall also set forth, with respect to each such series of Preferred Stock, the following:

         (1) The distinctive designation, stated value and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

         (2) The rate of dividend, if any, on the shares of that series, whether dividends shall be cumulative and, if so, from which date, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series;

         (3) Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, or the property or rights, including securities of any other corporation, payable in case of redemption;

         (4) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

         (5) The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

         (6) Whether the shares of that series shall be convertible into or exchangeable for shares of capital stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange including the rate of conversion or exchange, the date upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event upon or after which they shall be convertible or exchangeable, at whose option they shall be convertible or exchangeable, and the method of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

         (7) Whether the shares of that series shall have voting rights in addition to the voting rights provided by law and, if so, the terms of such voting rights;

         (8) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

         (9) Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Articles of Incorporation and to the full extent now or hereafter permitted by the laws of the state of Colorado.

                                      III.

         The initial registered office of the Corporation shall be at 1675 Broadway, Suite 1200, Denver, Colorado 80202. The initial registered agent of the Corporation at such address shall be The Corporation Company.

                                       IV.

         The name and address of the incorporator of the Corporation is:

               Name                                     Address
               ----                                     -------

               Joshua N. Wolcott                  1357 S. Josephine Street
                                                  Denver, Colorado 80210


                                       V.

         The mailing address of the initial principal office of the Corporation is as follows:

                  Stellar Venture Partners, LLC
                  5633 Strand Blvd., Suite 316
                  Naples, Florida  34110


                                       VI.

         Cumulative voting is not authorized and no preemptive rights are granted to the shareholders.


                                      VII.

         A. No Director of the Corporation shall have any personal liability to the Corporation or its shareholders for monetary damages for breach of duty of care or other duty as a Director, provided that this Article shall eliminate or limit the liability of a Director only to the maximum extent permitted from time to time by the Colorado Business Corporation Act or any successor law or laws. In addition, the Corporation may advance funds in furtherance of its indemnification obligations to the fullest extent allowed by Section 7, Article 109 of the Colorado Business Corporation Act.

         B. Any repeal or modification of this Article VII by the shareholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

         IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be executed, its corporate seal affixed and the foregoing to be attested, all by a duly authorized officer on the ___ day of ______________, 2004.



Attests:                              INTERNATIONAL TRAVEL CD'S, INC.


By:                                   By:
    ------------------------------        --------------------------------
    Secretary                             Authorized Officer



[Corporate Seal]

PROXY                                                                      PROXY


                         INTERNATIONAL TRAVEL CD'S, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS

                                 March 11, 2004

         The undersigned stockholder of International Travel CD's, Inc., a Colorado corporation (the "Company"), hereby appoints Richard A. Schmidt as proxy for the undersigned, with full power of substitution, to vote all shares of common stock of the Company owned by the undersigned on February 2, 2004, at the Special Meeting of Stockholders of International Travel CD's, Inc., to be held on March 11, 2004, at 10:00 a.m. at the offices of Spector Gadon & Rosen, P.C., 1635 Market Street, 7th Floor, Philadelphia, Pennsylvania 19103 and at any adjournment or postponement thereof, hereby revoking any proxy heretofore given, upon the matters and proposals set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated February 20, 2004, copies of which have been received by the undersigned. The undersigned instructs such proxies to vote as follows:

         The shares represented by this proxy will be voted as directed by the stockholder on the reverse side hereof. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND IN THE DISCRETION OF THE PROXY ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.


                 PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE
                  AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

      Please mark, date, sign and mail your proxy back as soon as possible.

                         Special Meeting of Stockholders

                         INTERNATIONAL TRAVEL CD'S, INC.

                                 March 11, 2004

                 Please Detach and Mail in the Envelope Provided

--------------------------------------------------------------------------------

[ X ] Please mark you votes as in this example.

1. To approve the amendment to the Company's Articles of Incorporation to change the name of the Company to "Stellar Technologies, Inc."


            FOR                       AGAINST                    ABSTAIN
          [     ]                     [     ]                    [     ]


2. To approve the amendment to the Company's Articles of Incorporation to change the par value of the Company's common stock and preferred stock from no par value per share to $.001 par value per share.


            FOR                       AGAINST                    ABSTAIN
          [     ]                     [     ]                    [     ]


3. To approve the amendment to the Company's Articles of Incorporation to explicitly set forth the Company's right to indemnify its directors and hold its directors harmless from certain liabilities for actions taken on the Company's behalf to the fullest extent permitted under the Colorado Business Corporation Act.


            FOR                       AGAINST                    ABSTAIN
          [     ]                     [     ]                    [     ]


4. To approve the four-for-one reverse stock split of the Company's common stock.


            FOR                       AGAINST                    ABSTAIN
          [     ]                     [     ]                    [     ]


In the discretion of the proxy upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE MARK, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.


Signature: ______________________               Date: __________________________


Signature: ______________________               Date: __________________________
(Co-owner's signature if held jointly)


NOTE: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one name is shown, including in the case of joint tenants, each party should sign.